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                            [BIOGEN, INC. LETTERHEAD]

                                                                   EXHIBIT 10.50



                                           March 10, 2000

Mr. James L. Vincent
7 Audubon Road
Weston, MA 02193

Dear Jim:

     This letter will serve as notice that Biogen, Inc. would like to extend your chairmanship of the Board of Directors under the terms of the letter agreement dated November 21, 1996 (the "Letter Agreement") amending your Employment Agreement dated as of September 23, 1985 (the "Employment Agreement"), provided, that, notwithstanding the extension term specified in the Letter Agreement, your chairmanship will continue after the end of the Initial Chairmanship Term on February 14, 2001 until the Annual Meeting to be held in 2004 (the "Extended Term"), unless earlier terminated by your resignation or earlier removal.

     During the Extended Term, after appointment of a successor Chief Executive Officer, your duties as Chairman will once again consist of those activities specified under Section 1 of the Letter Agreement.

     All other terms of the Letter Agreement and the Employment Agreement, as amended by the Letter Agreement and this letter, shall apply during the Extended Term.

     If you agree with extension of your chairmanship on the above terms, please execute this letter and the enclosed copy in the space provided below.

                                            Sincerely,

                                            Biogen, Inc.

Date: March 10, 2000                          By:  /s/ Roger H. Morley
     ------------------                          -------------------------------
                                                  Roger H. Morley
                                                  Chairman, Compensation and
                                                  Management Resources Committee

Date: March 10, 2000                          By:  /s/ Harold W. Buirkle
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                                                  Harold W. Buirkle
                                                  Member, Compensation and
                                                  Management Resources Committee


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Date: March 10, 2000                          By:  /s/ Phillip A. Sharp
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                                                  Phillip A. Sharp
                                                  Member, Compensation and
                                                  Management Resources Committee

Date: March 10, 2000                          By:  /s/ Mary L. Good
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                                                  Mary L. Good
                                                  Member, Compensation and
                                                  Management Resources Committee



Acknowledged and agreed

/s/ James L. Vincent
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James L. Vincent

Date:  March 10, 2000
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